               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                November 18, 2003

                               ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

 RHODE ISLAND                                   05-0318215
 (STATE  OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                  NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit no.       Exhibit

99.1              Press Release dated November 18, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 18, 2003,  Astro-Med,  Inc.  issued a press release in which it disclosed unaudited financial  information related to third quarter consolidated earnings.  A copy of the press  release  relating  to such  announcement,  dated
November 18, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information  shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act"),  or incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: November 18, 2003                ASTRO-MED, INC.

                                    /s/ Joseph P. O'Connell

                                      By:  Joseph P. O'Connell
                                           Vice President and Treasurer Chief
                                           Financial Officer

                                INDEX TO EXHIBITS

        Exhibit No.               Exhibit

        99.1                              Press Release Dated November 18, 2003